UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K of T2 Biosystems, Inc. (the “Company”) filed on November 1, 2023 (the “Original 8-K”). The Amendment updates certain disclosures in the Original 8-K based on information that became available after the date of the Original 8-K. The disclosure contained in Item 8.01 of the Original 8-K is hereby supplemented and amended by the disclosure contained in Item 3.01 of this Amendment.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Original 8-K, on October 31, 2023, the Company received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company had evidenced compliance with all applicable criteria for continued listing on The Nasdaq Capital Market.

The notice also indicated that, in accordance with the Nasdaq Listing Rules, Nasdaq had imposed a “Mandatory Panel Monitor” as that term is defined in Nasdaq Listing Rule 5815(d)(4)(B), for a period of one year from the date of the compliance determination, October 31, 2024. Pursuant to the terms of the Mandatory Panel Monitor, in the event the Company were to fall below the minimum thresholds for bid price or market value of listed securities (“MVLS”) on or before October 31, 2024, which were the listing issues considered by the Nasdaq Hearings Panel (the “Panel”) in its decision dated July 27, 2023, the Nasdaq Listing Qualifications Staff (the “Staff”) would immediately issue a delisting determination rather than grant the Company a grace period to regain compliance with those requirements as otherwise provided for by the Nasdaq Listing Rules.

On November 20, 2023, the Staff notified the Company that it failed to satisfy the minimum $35 million MVLS threshold for the previous 30 consecutive business days and, as a result, no longer satisfied Nasdaq Listing Rule 5550(b)(2). In accordance with the terms of the Mandatory Panel Monitor, the Staff did not grant the Company a grace period but rather issued a delist determination, which will be stayed if the Company exercises its right to appeal the Staff’s determination, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series, by requesting a hearing and paying a non-refundable $20,000 fee.

The Company has paid the $20,000 applicable fee and plans to timely file a request for a new hearing before the Panel, which request will stay any further action by Nasdaq at least pending the issuance of the Panel’s decision and the expiration of any extension that may be granted by the Panel to the Company as a result of the hearing.

The Company’s common stock will remain listed and eligible to trade on Nasdaq pending the outcome of the hearing. There can be no assurance, however, that the Panel will grant the Company’s request for continued listing or that the Company will evidence compliance with all applicable listing criteria prior to the expiration of any extension that may be granted by the Panel to do so.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s ability to remain listed and eligible to trade on Nasdaq, as well as statements that include the words “expect,” “intend,” “plan”, “believe”, “project”, “forecast”, “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, (i) any inability to (a) realize anticipated benefits from commitments, contracts or products; (b) successfully execute strategic priorities; (c) bring products to market; (d) expand product usage or adoption; (e) obtain customer testimonials; (f) accurately predict growth assumptions; (g) realize anticipated revenues; (h) incur expected levels of operating expenses; or (ii) increase the number of high-risk patients at customer facilities; (iii) failure of early data to predict eventual outcomes; (iv) failure to make or obtain anticipated FDA filings or clearances within expected time frames or at all; or (iv) the factors discussed under Item 1A. “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Commission on March 31, 2023 and other filings the company makes with Commission from time to time. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, unless required by law, it disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, no one should assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2022	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
John Sprague
Chief Financial Officer